INVESTAR®

NASDAQ: ISTR

Q1 2026 Investor Presentation

Cautionary Statements

Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America, or GAAP. These measures and ratios include "tangible common equity," "tangible assets," "tangible common equity to tangible assets," "tangible book value per common share," "core noninterest income," "core earnings before noninterest expense," "core noninterest expense," "core earnings before income tax expense," "core income tax expense," "core earnings," "core earnings available to common shareholders," "core efficiency ratio," "core return on average assets," "core return on average common equity," "core basic earnings per common share" and "core diluted earnings per common share." We also present certain average loan, yield, net interest income and net interest margin data adjusted to show the effects of excluding interest recoveries and interest income accretion from the acquisition of loans. Management believes these non-GAAP financial measures provide information useful to investors in understanding Investar's financial results, and Investar believes that its presentation, together with the accompanying reconciliations, provides a more complete understanding of factors and trends affecting Investar's business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and Investar strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. A reconciliation of the non-GAAP financial measures disclosed in this presentation to the comparable GAAP financial measures is included at the end of the financial statement tables.

Forward-Looking and Cautionary Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Investar's current views with respect to, among other things, future events and financial performance, including the potential impacts of its strategies and the anticipated closing and impacts of the Wichita Falls transaction. Investar generally identifies forward-looking statements by terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of those words or other comparable words.

Any forward-looking statements contained in this presentation are based on the historical performance of Investar and its subsidiaries or on Investar's current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by Investar that the future plans, estimates or expectations by Investar will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to Investar's operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if Investar's underlying assumptions prove to be incorrect, Investar's actual results may vary materially from those indicated in these statements. Investar does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: (1) the significant risks and uncertainties for our business, results of operations and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate including heightened uncertainties resulting from recent changing trade and tariff policies that could have an adverse impact on inflation and economic growth at least in the near term; (2) changes in inflation, interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; (3) our ability to successfully execute our strategy focused on consistent, quality earnings through the optimization of our balance sheet, and our ability to successfully execute a long-term growth strategy; (4) our ability to achieve organic loan and deposit growth, and the composition of that growth; (5) our ability to identify and enter into agreements to combine with attractive acquisition candidates, finance acquisitions, complete acquisitions after definitive agreements are entered into, and successfully integrate and grow acquired operations; (6) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (7) a reduction in liquidity, including as a result of a reduction in the amount of deposits we hold or other sources of liquidity; (8) inaccuracy of the assumptions and estimates we make in establishing reserves for credit losses and other estimates; (9) changes in the quality or composition of our loan portfolio, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (10) changes in the quality and composition of, and changes in unrealized losses in, our investment portfolio, including whether we may have to sell securities before their recovery of amortized cost basis and realize losses; (11) the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; (12) our dependence on our management team, and our ability to attract and retain qualified personnel; (13) the concentration of our business within our geographic areas of operation in Louisiana, Texas and Alabama; (14) risks to holders of our common stock relating to our 6.5% Series A Non-Cumulative Perpetual Convertible Preferred Stock, including, but not limited to dividend preferences to holders of the preferred stock, other conditions with respect to the payment of dividends on our common stock, potential dilution upon conversion of the preferred stock, and liquidation preferences to holders of the preferred stock; (15) increasing costs of complying with new and potential future regulations; (16) new or increasing geopolitical tensions, including resulting from conflicts and wars in the Middle East, Ukraine and Israel and surrounding areas or new areas; (17) the emergence or worsening of widespread public health challenges or pandemics; (18) concentration of credit exposure; (19) any deterioration in asset quality and higher loan charge-offs, and the time and effort necessary to resolve problem assets; (20) fluctuations in the price of oil and natural gas; (21) data processing system failures and errors; (22) risks associated with our digital transformation process, including increased risks of cyberattacks and other security breaches and challenges associated with addressing the increased prevalence of artificial intelligence; (23) risks of losses resulting from increased fraud attacks against us and others in the financial services industry; (24) potential impairment of our goodwill and other intangible assets; (25) the impact of litigation and other legal proceedings to which we become subject; (26) competitive pressures in the commercial finance, retail banking, mortgage lending and consumer finance industries, as well as the financial resources of, and products offered by, competitors; (27) the impact of changes in laws and regulations applicable to us, including banking, securities and tax laws and regulations and accounting standards, as well as changes in the interpretation of such laws and regulations by our regulators; (28) changes in the scope and costs of FDIC insurance and other coverages; (29) governmental monetary and fiscal policies; and (30) hurricanes, tropical storms, tropical depressions, floods, winter storms, droughts and other adverse weather events, all of which have affected Investar's market areas from time to time; other natural disasters; oil spills and other man-made disasters; acts of terrorism; other international or domestic calamities; acts of God; and other matters beyond our control.

Our Company

Investar Holding Corporation is the Bank Holding Company for Investar Bank

- Headquartered in Baton Rouge, LA
- Founded in 2006
- Full service, commercially-oriented community bank
- 36 branches across Alabama, Louisiana and Texas
- Initial public offering and Nasdaq listing in 2014
- Completed 8 whole bank acquisitions and 1 branch transaction
- 50 consecutive quarters of dividends paid; 11 consecutive years of dividend growth

Mission

Investar is a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served



Execution of Strategic Initiatives – 1st Quarter 2026

Balance Sheet Optimization and Capital

- On January 1, 2026, we closed the acquisition of Wichita Falls Bancshares, Inc. ("WFB"), headquartered in Wichita Falls, Texas, and its wholly-owned subsidiary, First National Bank. On the date of the acquisition, WFB had $1.2 billion in total assets, including $1.0 billion in gross loans, and $1.0 billion in deposits. In the aggregate, WFB's shareholders received merger consideration consisting of $7.2 million in cash and 3,955,272 shares of our common stock for an aggregate transaction value of $112.9 million.
- Variable-rate loans as a percentage of total loans was 49% at March 31, 2026 compared to 38% at December 31, 2025.
- We kept duration short on our liabilities to provide flexibility to secure lower cost funding that was accretive to our net interest margin. As a result, our net interest margin improved 39 basis points to 3.59% during the 1st quarter of 2026.
- Brokered time deposits decreased by $102.9 million, or 50.4%, to $101.2 million at March 31, 2026 compared to $204.1 million at December 31, 2025.
- We have closely managed our interest-earning assets to optimize yields in a declining rate environment. The yield on the loan portfolio increased to 6.28% for the 1st quarter of 2026 compared to 5.99% for the 4th quarter of 2025.
- We remain focused on building capital levels through organic earnings coupled with strategic management of the balance sheet, including a disciplined pace of share repurchases. We repurchased 53,420 shares of our common stock during the 1st quarter of 2026 at an average price of $28.63 per share.

Credit Quality

- Nonperforming assets to total assets was 0.61% at March 31, 2026 compared to 0.45% at December 31, 2025. The allowance for credit losses to nonperforming loans was 177.0% at March 31, 2026 compared to 284.5% at December 31, 2025.
- Net charge-offs during the 1st quarter of 2026 were 0.01% of the average loan balance for the quarter.
- We continued our strategy to originate high quality loans that we believe are less susceptible to the effects of a potential economic downturn.

Expense Control and Efficiency

- Despite inflationary pressures, our expenses are closely monitored and remain well-controlled.
- We are continuing to execute on our digital transformation and evaluating opportunities to optimize our physical branch and ATM footprint.

Financial Overview – 1st Quarter 2026

Highlights

- Net interest margin improved 39 basis points to 3.59% for the 1st quarter of 2026 compared to 3.20% for the 4th quarter of 2025.
- Diluted earnings per common share were $0.77 for the 1st quarter of 2026 compared to $0.51 for the 4th quarter of 2025. Core diluted earnings per common share[1] were $0.87 for the 1st quarter of 2026 compared to $0.58 for the 4th quarter of 2025.
- Return on average assets increased to 1.25% for the 1st quarter of 2026 compared to 0.83% for the 4th quarter of 2025. Core return on average assets[1] improved to 1.41% for the 1st quarter of 2026 compared 0.93% for the 4th quarter of 2025.
- Efficiency improved to 64.08% for the 1st quarter of 2026 compared to 69.34% for the 4th quarter of 2025. Core efficiency ratio[1] improved to 58.46% for the 1st quarter of 2026 compared to 66.13% for the 4th quarter of 2025.
- The yield on the loan portfolio increased to 6.28% for the 1st quarter of 2026 compared to 5.99% for the 4th quarter of 2025.
- The overall cost of funds for the 1st quarter of 2026 decreased four basis points to 2.94% compared to 2.98% for the 4th quarter of 2025. The cost of deposits decreased six basis points to 2.85% for the 1st quarter of 2026 compared to 2.91% for the 4th quarter of 2025.
- Total loans increased by $891.8 million, or 41.0%, to $3.07 billion at March 31, 2026 compared $2.18 billion at December 31, 2025.
- Variable-rate loans as a percentage of total loans was 49% at March 31, 2026 compared to 38% at December 31, 2025.
- Book value per common share increased to $27.97 at March 31, 2026, or 1.2%, compared to $27.63 at December 31, 2025. Tangible book value per common share[1] decreased to $22.72 at March 31, 2026, or 3.0%, compared to $23.42 at December 31, 2025, which represents minimal dilution related to our acquisition of WFB..
- Total deposits increased by $882.6 million, or 37.6%, to $3.23 billion at March 31, 2026 compared to $2.35 billion at December 31, 2025.

1st Quarter Results		
Balance Sheet (in millions)		
Assets	$	3,875
Net Loans	$	3,032
Deposits	$	3,233
Common Equity	$	384
Holding Company Capital		
TCA/TA[1]		8.21%
Tier 1 Leverage Capital		10.31%
Common Equity Tier 1 Capital		11.46%
Tier 1 Capital		13.04%
Total Capital		14.75%
Profitability (dollars in thousands)		
Net Interest Margin		3.59%
ROAA		1.25%
ROACE		12.12%
Net Income	$	12,024
Net Income Available to Common Shareholders	$	11,496
Pre-Tax, Pre-Provision Income[1]	$	12,801
Per Common Share Information		
Tangible Book Value[1]	$	22.72
Earnings (Diluted)	$	0.77
Dividends	$	0.11

[1] *Non-GAAP financial measure; please see appendix for additional details*

Leadership Team



John J. D'Angelo, President and Chief Executive Officer

Mr. D'Angelo has been the President and Chief Executive Officer of the Company since our organization as a bank holding company in 2013. He has also served as the Bank's President and Chief Executive Officer since its organization in 2006. Prior to Investar Bank's organization, Mr. D'Angelo was manager of the private banking, small business banking, construction lending, brokerage and trust areas of Hibernia National Bank (the predecessor to Capital One Bank, N.A.) for more than six years in the East Baton Rouge Parish, Louisiana, market. From 1996 to 2005, Mr. D'Angelo was president and director of Aegis Lending Corporation, a company with lending operations in 46 states and the District of Columbia.



John R. Campbell, Executive VP and Chief Financial Officer

Mr. Campbell joined the Bank in January 2023 as the Chief Financial Officer. Prior to joining the Bank, he served as the Director of Accounting and Corporate Controller for Laitram LLC, a global manufacturing company. Prior to joining Laitram LLC in 2005, Mr. Campbell served in corporate treasury, accounting and financial reporting, portfolio management, and lending roles for Hibernia National Bank for over ten years. Mr. Campbell also spent four years as an auditor with Ernst & Young LLP serving both public and privately-held clients in a variety of industries, including financial services. He has a Bachelor of Science in Finance from Louisiana State University and is a licensed Certified Public Accountant.



Jeffrey W. Martin, Executive VP and Chief Risk Officer and Chief Credit Officer

Mr. Martin joined the Bank in April 2020 as the Business Banking Director. In October 2025, he assumed the role of Chief Risk Officer. In October 2021, he assumed the role of Chief Credit Officer, a position he still holds. Prior to joining the Bank, he served as a Commercial Banking Executive for Regions Bank. He has over 30 years of banking experience, including senior roles in credit risk management, special assets, business development strategy and commercial banking.



Linda M. Crochet, Executive VP and Chief Operating Officer

Ms. Crochet joined the Bank in January 2019 as the Greater Baton Rouge Loan Portfolio President. In October 2021, she assumed the role of Chief Operations Officer of the Company and the Bank. Prior to joining the Bank, Ms. Crochet served as Senior Director of Credit Process and Technology within the Credit Risk Management department of Capital One Bank from 2005 to 2018. Ms. Crochet also spent 21 years at Hibernia National Bank, which was acquired by Capital One Bank in 2005, in various roles that include credit underwriting, credit policy, lending, and investor relations.

Corporate Culture

VALUES

Integrity
Neighborly
Visionary
Empowerment
Star Service
Team Focused
Accountable
Responsive

MISSION

INVESTAR IS
a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served

Creating Shareholder Value

Tangible Book Value Per Common Share[1]

6.3% TBV / Common Share[1]
GROWTH CAGR[2]
2022 – 2026Q1

2026Q1 includes the impact of ($2.70) per share of AOCL[3]



$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
TBV/Common Share[1] ($)
$18.92
$20.31
$23.42
$22.72
2023
2024
2025
2026Q1
TBV/Common Share

[1] *Non-GAAP financial measure; please see appendix for additional details*
[2] *Abbreviation for Compound Annual Growth Rate – for the period beginning December 31, 2023 and ending March 31, 2026*
[3] *Abbreviation for Accumulated Other Comprehensive Loss*

Dividend History



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
26% CAGR
2014 1
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026 2

INVESTAR HOLDING CORPORATION

[1] *Annualized based on 3rd quarter 2014 dividend of $0.0068 plus 4th quarter 2014 dividend of $0.007*
[2] *Annualized based on actual dividends of $0.11 through the 1st quarter of 2026*

Recent GAAP Earnings Performance

Net Income Available to Common Shareholders ($000)



$6,293
$4,494
$5,651
$5,410
$11,496
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Earnings Per Common Share (Diluted)



$0.63
$0.46
$0.54
$0.51
$0.77
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

ROAA (%)



0.94
0.66
0.88
0.83
1.25
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Net Interest Margin (%)



2.87
3.03
3.16
3.20
3.59
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Recent Core Earnings Performance

Core Earnings Available to Common Shareholders ($000)[1]



$6,484
$4,706
$5,737
$6,135
$13,073
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Core Earnings Per Common Share (Diluted)[1]



$0.65
$0.47
$0.54
$0.58
$0.87
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Core ROAA (%)[1]



0.96
0.69
0.89
0.93
1.41
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Core Efficiency Ratio (%)[1]



78.71
73.55
67.66
66.13
58.46
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

INVESTAR HOLDING CORPORATION

[1] *Non-GAAP financial measure; please see the appendix for additional details*

Returns to Shareholders

Shares Repurchased (%)[1]



3.39%
5.02%
2.25%
0.19%
1.16%
0.55%
2021
2022
2023
2024
2025
2026Q1

- In July 2023, the Board of Directors authorized an additional 350,000 shares for repurchase under our stock repurchase program.
- Repurchased 53,420 shares at an average price of $28.63 during the 1st quarter of 2026.
- YTD shares were purchased at a premium to tangible book value of 26% as of March 31, 2026.

Dollars Returned to Shareholders ($000)



$10,015
$3,090
$6,925
$14,092
$3,552
$10,540
$6,870
$3,844
$3,026
$4,272
$300
$3,972
$6,520
$4,226
$2,294
$2,625
$1,078
$1,547
2021
2022
2023
2024
2025
2026Q1
Cash Paid to Repurchase Shares
Dividends Paid on Common Stock

Since the inception of the stock repurchase program in 2015, the Company has paid $51.8 million to repurchase 2,722,024 shares at an average price of $19.03.

The repurchase program is complemented by our ongoing quarterly shareholder dividend, which has increased at 26% per annum since our initial public offering to $0.11 per common share for the 1st quarter of 2026 .

INVESTAR HOLDING CORPORATION

[1] Represents shares repurchased in period stated divided by common shares outstanding at prior period end.

Continued Execution of Acquisition Strategy

Investar Has Completed 8 Whole Bank Acquisitions and 1 Branch Transaction



2011
South LA
Business Bank (LA)
2013
First Community
Bank (LA)
2017
Citizens
Bancshares (LA)
2017
BOJ Bancshares (LA)
2019
Mainland Bank
(TX)
2019
Bank of York (AL)
2020
PlainsCapital Bank
Branches (TX)
2021
Cheaha Financial
Group (AL)
2026
Wichita Falls
Bancshares (TX)
Total Assets:
$3.9 Billion

Investment Portfolio – 1st Quarter 2026

Available for Sale *(Dollars in thousands)*	Book Value	Gain (Loss)	Fair Value
U.S. Governmental Securities	$ 36,777	$ (349)	$ 36,428
State and Political Subdivisions	18,497	(1,675)	16,822
Corporate Bonds	26,476	(1,138)	25,338
Residential Mortgage-backed Securities	297,900	(36,795)	261,105
Commercial Mortgage-backed Securities	80,060	(7,196)	72,864
Total	$ 459,710	$ (47,153)	$ 412,557

Available for Sale Portfolio Characteristics	
Weighted average modified duration	5.3 years
Current tax-equivalent yield	3.20%

Held to Maturity *(Dollars in thousands)*	Book Value	Gain (Loss)	Fair Value
State and Political Subdivisions	$ 46,198	$ 2,915	$ 49,113
Residential Mortgage-backed Securities	1,846	(170)	1,676
Total	$ 48,044	$ 2,745	$ 50,789

Held to Maturity Portfolio Characteristics	
Weighted average modified duration	8.8 years
Current tax-equivalent yield	6.56%

Total Effective Duration: 5.6 years



Commercial Mortgage-backed Securities 18%
U.S. Governmental Securities 9%
State and Political Subdivisions 4%
Corporate Bonds 6%
Residential Mortgage-backed Securities 63%



Residential Mortgage-backed Securities 3%
State and Political Subdivisions 97%

Loan Portfolio – 1st Quarter 2026

- Total loans increased $891.8 million to $3.07 billion at March 31, 2026 compared $2.18 billion at December 31, 2025.
- Loan yield increased to 6.28% for the 1st quarter of 2026 compared to 5.99% for the 4th quarter of 2025. Exclusive of interest income accretion from the acquisition of loans and interest recoveries, adjusted loan yield[1] decreased to 5.91% for the 1st quarter of 2026 compared to 5.99% for the 4th quarter of 2025.
- Variable-rate loans represented 49% of total loans at March 31, 2026 compared to 38% at December 31, 2025.


Consumer 0.4%
Construction & Development 10.4%
1-4 Family 30.0%
Multifamily 4.4%
Farmland 0.3%
Owner-Occupied Commercial Real Estate 16.5%
Nonowner-Occupied Commercial Real Estate 16.4%
Commercial & Industrial 21.6%

(Dollars in thousands)	Loan Portfolio Detail - Quarterly Lookback							
	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Construction & Development	$ 177,840	$ 166,954	$ 154,553	$ 149,275	$ 141,654	$ 140,561	$ 147,980	$ 318,868
1-4 Family	414,756	403,097	396,815	394,735	387,796	382,445	376,238	920,480
Multifamily	104,269	85,283	84,576	103,248	102,569	130,232	130,005	135,081
Farmland	7,542	7,173	6,977	6,718	4,519	3,996	4,788	7,803
Owner-Occupied Commercial Real Estate	453,456	467,467	449,259	449,963	462,182	462,830	460,126	505,882
Nonowner-Occupied Commercial Real Estate	489,984	499,274	495,289	481,905	466,009	459,711	452,142	504,784
Commercial & Industrial	507,822	515,273	526,928	510,765	531,460	560,763	595,263	661,803
Consumer	11,090	11,325	10,687	10,022	10,166	9,985	9,431	13,115
Total Loans	$ 2,166,759	$ 2,155,846	$ 2,125,084	$ 2,106,631	$ 2,106,355	$ 2,150,523	$ 2,175,973	$ 3,067,816

[1] *Non-GAAP financial measure; please see appendix for additional details*

CRE Portfolio Overview

Portfolio Characteristics March 31, 2026	
% of Total Portfolio	37.6%
Owner-Occupied as % of CRE Portfolio	43.9%
Nonowner-Occupied Office as a % of Total Portfolio	2.8%
Average Loan Size	$0.9M



Farmland 1%
Multifamily 12%
Owner-occupied 44%
$1.2B
Nonowner-occupied 43%

Owner-Occupied



All other owner-occupied 13%
Retail trade 26%
Construction 4%
Wholesale trade 12%
$506M
Mining, quarrying, and oil and gas extraction 7%
Accommodation and food services 6%
Real estate 11%
Other services (except public administration) 7%
Healthcare and social assistance 8%
Manufacturing 6%

Nonowner-Occupied



Warehouse 10%
Hotel/motel 6%
Retail 30%
All other nonowner-occupied 20%
$505M
Office 17%
Healthcare 17%

C&I Portfolio Overview

By Collateral Type



Attorney Cases 8%
Other 12%
Unsecured 3%
Equipment 13%
Cash/Brokerage Secured 8%
Marine 14%
Accounts Receivable 42%
$534M

By Industry



Transportation and Warehousing 10%
Professional, Scientific and Technical Services 12%
Mining, quarrying, and oil and gas extraction 15%
Construction 8%
Other 17%
Finance and Insurance 38%
$534M

Portfolio Characteristics March 31, 2026	
% of Total Portfolio	17.4%
Average Loan Size	$137K

INVESTAR HOLDING CORPORATION

Note: C&I portfolio excludes public finance loans

Construction & Development Portfolio Overview



1-4 Family Construction - Builder 18%
1-4 Family Mortgage - Construction 37%
Multifamily 6%
Commercial Land & Construction 29%
1-4 Family Development/Builder Lots 7%
Lot/Raw Land - Consumer 3%
$319M

Portfolio Characteristics March 31, 2026	
% of Total Portfolio	10.4%
Average Loan Size	$0.8M

INVESTAR HOLDING CORPORATION

Consumer Portfolio Overview



Miscellaneous
2%
Unsecured
14%
Auto
36%
$13M
CD/Savings
Secured
35%
Recreational
13%

Portfolio Characteristics March 31, 2026	
% of Total Portfolio	0.4%
Average Loan Size	$10K

INVESTAR HOLDING CORPORATION

Note: Since exiting the indirect auto loan origination business at the end of 2015, the Bank has experienced decreased loan sales and has ceased originations of consumer loans held for sale.

Allowance for Credit Losses

Allowance for Credit Losses / Total Loans (%)



1.16
1.38
1.26
1.21
1.17
2022
2023
2024
2025
2026Q1

(Dollars in thousands)	For the year ended 12/31/2022	12/31/2023	12/31/2024	12/31/2025	For the three months ended 3/31/2026
Allowance for Credit Losses:					
Beginning balance	$ 20,859	$ 24,364	$ 30,540	$ 26,721	$ 26,349
Allowance on WFB loans at acquisition	-	-	-	-	11,702
ASC Topic 326 adoption impact[1]	-	5,865	-	-	-
Provision for (reversal of) credit losses on loans	2,922	(1,964)	(3,192)	(3,774)	(1,802)
Charge-offs	(633)	(742)	(1,300)	(459)	(367)
Recoveries	1,216	3,017	673	3,861	103
Ending balance	$ 24,364	$ 30,540	$ 26,721	$ 26,349	$ 35,985

[1] Investar adopted the Current Expected Credit Loss accounting standard on January 1, 2023. Upon adoption, Investar recorded a one-time, cumulative effect adjustment to increase the allowance for credit losses by $5.9 million and reduce retained earnings, net of tax, by $4.3 million.

Asset Quality Trends

Nonperforming Assets ($000s)


$11,754
$13,108
$12,313
$12,635
$23,721
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

NPAs / Assets (%)


0.43
0.48
0.44
0.45
0.61
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Net Charge-offs / Avg. Loans (%)


(0.16)
0.00
0.00
0.00
0.01
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Reserves / NPLs (%)


473.3
355.9
344.7
284.5
177.0
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1

Deposit Portfolio – 1st Quarter 2026

- Total deposits increased $882.6 million, or 37.6%, to $3.23 billion at March 31, 2026, compared to $2.35 billion at December 31, 2025.
- Investar utilizes brokered time deposits, entirely in denominations of less than $250,000, to secure fixed cost funding and reduce short-term borrowings. At March 31, 2026, the remaining weighted average duration of brokered time deposits was approximately five months with a weighted average rate of 3.94%.
- Investar utilizes brokered demand deposits when pricing is more favorable than other short-term borrowings.



Interest-bearing Demand 29.0%
Money Market 11.6%
Savings 5.1%
Brokered Time 3.1%
Time 31.4%
Noninterest-bearing Demand 19.8%

	Deposit Composition - Quarterly Lookback								
(Dollars in thousands)	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Noninterest-bearing Demand	$ 435,397	$ 436,571	$ 437,734	$ 432,143	$ 436,735	$ 448,459	$ 446,361	$ 445,986	$ 640,129
Interest-bearing Demand	502,818	467,184	500,345	554,777	569,903	576,473	633,766	608,807	938,758
Money Market	171,113	177,191	196,710	191,548	240,300	220,961	237,339	255,500	374,842
Brokered Demand	-	-	-	47,320	-	-	-	2	-
Savings	132,449	128,583	128,241	134,879	136,098	134,729	137,514	136,124	164,815
Brokered Time	237,850	249,354	271,684	245,520	244,935	256,100	210,822	204,069	101,217
Time	728,201	751,319	752,694	739,757	719,386	701,463	706,876	699,761	1,013,052
Total Deposits	$ 2,207,828	$ 2,210,202	$ 2,287,408	$ 2,345,944	$ 2,347,357	$ 2,338,185	$ 2,372,678	$ 2,350,249	$ 3,232,813
Total Deposit Interest Rate[1]	**2.67%**	**2.72%**	**2.78%**	**2.76%**	**2.56%**	**2.47%**	**2.46%**	**2.35%**	**2.30%**

[1] *Non-GAAP financial measure; please see appendix for additional details*

Financial Profile

(Dollars in thousands, except per share data)	As of December 31, 2021	2022	2023	2024	2025	For the three months ended 6/30/2025	9/30/2025	12/31/2025	3/31/2026
Balance Sheet									
Total Assets	$ 2,513,203	$ 2,753,807	$ 2,815,155	$ 2,722,812	$ 2,833,048	$ 2,748,065	$ 2,800,628	$ 2,833,048	$ 3,875,115
Total Loans	$ 1,872,012	$ 2,104,767	$ 2,210,619	$ 2,125,084	$ 2,175,973	$ 2,106,355	$ 2,150,523	$ 2,175,973	$ 3,067,816
Total Deposits	$ 2,120,266	$ 2,082,365	$ 2,255,727	$ 2,345,944	$ 2,350,249	$ 2,338,185	$ 2,372,678	$ 2,350,249	$ 3,232,813
Loans/Deposits	88.29%	101.08%	98.00%	90.59%	92.58%	90.09%	90.64%	92.58%	94.90%
Capital									
TCA / TA[1]	8.04%	6.37%	6.65%	7.44%	8.22%	7.93%	8.10%	8.22%	8.21%
Total Capital	12.99%	13.25%	12.99%	13.13%	14.66%	13.59%	14.65%	14.66%	14.75%
Tier 1 Capital	9.90%	10.21%	9.90%	11.25%	12.85%	11.70%	12.82%	12.85%	13.04%
Tier 1 Leverage Capital	8.12%	8.53%	8.35%	9.27%	10.73%	9.64%	10.70%	10.73%	10.31%
Profitability Measures									
Net Interest Margin	3.53%	3.67%	2.83%	2.63%	3.07%	3.03%	3.16%	3.20%	3.59%
Noninterest Income / Average Assets	0.47%	0.70%	0.24%	0.51%	0.34%	0.38%	0.42%	0.26%	0.31%
Noninterest Expense / Average Assets	2.45%	2.34%	2.27%	2.26%	2.37%	2.44%	2.34%	2.28%	2.37%
Efficiency Ratio	65.79%	56.29%	77.26%	75.08%	72.85%	74.99%	68.47%	69.34%	64.08%
ROAA	0.31%	1.37%	0.60%	0.73%	0.83%	0.66%	0.88%	0.83%	1.25%
ROACE	3.22%	15.63%	7.63%	8.60%	8.45%	7.07%	8.60%	7.91%	12.12%
Diluted Earnings Per Common Share	$ 0.76	$ 3.50	$ 1.69	$ 2.04	$ 2.13	$ 0.46	$ 0.54	$ 0.51	$ 0.77
Net Income	$ 8,000	$ 35,709	$ 16,678	$ 20,252	$ 22,904	$ 4,494	$ 6,179	$ 5,938	$ 12,024
Net Income Available to Common Shareholders	$ 8,000	$ 35,709	$ 16,678	$ 20,252	$ 21,848	$ 4,494	$ 5,651	$ 5,410	$ 11,496
Asset Quality									
NPAs / Assets	1.28%	0.44%	0.36%	0.52%	0.45%	0.48%	0.44%	0.45%	0.61%
NCOs / Average Loans	1.18%	-0.03%	-0.11%	0.03%	-0.16%	0.00%	0.00%	0.00%	0.01%

INVESTAR HOLDING CORPORATION

[1] *Non-GAAP financial measure; please see appendix for additional details*

APPENDIX

Non-GAAP Reconciliation

(Dollars in thousands, except per share data)	As of December 31,					As of the three months ended			
	2021	2022	2023	2024	2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Tangible common equity:									
Total stockholders' equity	$ 242,598	$ 215,782	$ 226,768	$ 241,296	$ 301,073	$ 255,929	$ 295,295	$ 301,073	$ 414,634
Less: preferred stock	-	-	-	-	30,353	-	30,353	30,353	30,353
Total common stockholders' equity	242,598	215,782	226,768	241,296	270,720	255,929	264,942	270,720	384,281
Adjustments:									
Goodwill	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(58,090)
Other intangibles	(3,948)	(3,059)	(2,232)	(1,608)	(1,096)	(1,339)	(1,215)	(1,096)	(14,048)
Tangible common equity	$ 198,562	$ 172,635	$ 184,448	$ 199,600	$ 229,536	$ 214,502	$ 223,639	$ 229,536	$ 312,143
Common shares outstanding	10,343,494	9,901,847	9,748,067	9,828,413	9,798,948	9,839,848	9,825,883	9,798,948	13,741,225
Book value per common share	$ 23.45	$ 21.79	$ 23.26	$ 24.55	$ 27.63	$ 26.01	$ 26.96	$ 27.63	$ 27.97
Tangible book value per common share	$ 19.20	$ 17.43	$ 18.92	$ 20.31	$ 23.42	$ 21.80	$ 22.76	$ 23.42	$ 22.72
Tangible assets:									
Total assets	$ 2,513,203	$ 2,753,807	$ 2,815,155	$ 2,722,812	$ 2,833,048	$ 2,748,065	$ 2,800,628	$ 2,833,048	$ 3,875,115
Adjustments:									
Goodwill	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(58,090)
Other intangibles	(3,948)	(3,059)	(2,232)	(1,608)	(1,096)	(1,339)	(1,215)	(1,096)	(14,048)
Tangible assets	$ 2,469,167	$ 2,710,660	$ 2,772,835	$ 2,681,116	$ 2,791,864	$ 2,706,638	$ 2,759,325	$ 2,791,864	$ 3,802,977
Total common equity to total assets ratio	9.65%	7.84%	8.06%	8.86%	9.56%	9.31%	9.46%	9.56%	9.92%
Tangible common equity to tangible assets ratio	8.04%	6.37%	6.65%	7.44%	8.22%	7.93%	8.10%	8.22%	8.21%

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended 9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Net Income	$ 5,381	$ 6,107	$ 6,293	$ 4,494	$ 6,179	$ 5,938	$ 12,024
Plus: (Reversal of) Provision for Credit Losses	(945)	(701)	(3,596)	141	139	(75)	(2,108)
Plus: Income Tax Expense	784	1,161	1,421	935	1,293	1,333	2,885
Pre-Tax, Pre-Provision Net Income	**$ 5,220**	**$ 6,567**	**$ 4,118**	**$ 5,570**	**$ 7,611**	**$ 7,196**	**$ 12,801**

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended 3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Interest on Deposits	$ 14,845	$ 14,865	$ 15,729	$ 16,071	$ 14,640	$ 14,456	$ 14,726	$ 14,046	$ 18,710
Average Interest-Bearing Deposits	1,805,569	1,770,985	1,813,775	1,881,297	1,887,715	1,896,474	1,919,377	1,917,020	2,662,652
Average Noninterest-Bearing Deposit	428,135	425,964	433,126	434,433	430,080	448,835	451,029	453,460	633,636
Average Total Deposits	2,233,704	2,196,949	2,246,901	2,315,730	2,317,795	2,345,309	2,370,406	2,370,480	3,296,288
Total Deposit Interest Rate	**2.67%**	**2.72%**	**2.78%**	**2.76%**	**2.56%**	**2.47%**	**2.46%**	**2.35%**	**2.30%**

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended 3/31/2025 [1]	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Net interest income	$ 18,345	$ 19,644	$ 21,153	$ 21,631	$ 32,660
(Reversal of) provision for credit losses [2]	(3,596)	141	139	(75)	(2,108)
Net interest income after (reversal of) provision for credit losses [2]	**21,941**	**19,503**	**21,014**	**21,706**	**34,768**
Noninterest income	2,011	2,626	2,984	1,842	2,980
Gain on call or sale of investment securities, net	-	-	(2)	(16)	-
Loss on sale or disposition of fixed assets, net	3	-	5	-	-
(Gain) loss on sale of other real estate owned, net	-	(29)	(94)	94	84
Gain on sale of loans	-	-	-	-	(26)
Change in the fair value of equity securities	76	(53)	(200)	(84)	(130)
Income from insurance proceeds [3]	-	(304)	-	-	-
Change in the net asset value of other investments [4]	(6)	136	11	389	(17)
Core noninterest income	**2,084**	**2,376**	**2,704**	**2,225**	**2,891**
Core earnings before noninterest expense [2]	24,025	21,879	23,718	23,931	37,659
Total noninterest expense	16,238	16,700	16,526	16,277	22,839
Write down of other real estate owned [5]	-	(296)	(138)	-	-
Severance [6]	-	(26)	-	(52)	(327)
Acquisition expense [1]	(159)	(182)	(246)	(449)	(1,728)
Core noninterest expense [2]	**16,079**	**16,196**	**16,142**	**15,776**	**20,784**
Core earnings before income tax expense [2]	**7,946**	**5,683**	**7,576**	**8,155**	**16,875**
Core income tax expense [7]	1,462	977	1,311	1,492	3,274
Core earnings [2]	**$ 6,484**	**$ 4,706**	**$ 6,265**	**$ 6,663**	**$ 13,601**
Preferred stock dividends declared	-	-	528	528	528
Core earnings available to common shareholders [2]	**$ 6,484**	**$ 4,706**	**$ 5,737**	**$ 6,135**	**$ 13,073**

INVESTAR HOLDING CORPORATION

Non-GAAP Reconciliation (continued)

(Dollars in thousands, except per share data)	For the three months ended 3/31/2025 [1]	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Core basic earnings per common share [2]	$ 0.66	$ 0.48	$ 0.58	$ 0.63	$ 0.95
Diluted earnings per common share (GAAP)	0.63	0.46	0.54	0.51	0.77
Gain on call or sale of investment securities, net	-	-	-	-	-
Loss on sale or disposition of fixed assets, net	-	-	-	-	-
(Gain) loss on sale of other real estate owned, net	-	-	(0.01)	0.01	-
Gain on sale of loans	-	-	-	-	-
Change in the fair value of equity securities	0.01	-	(0.02)	(0.01)	(0.01)
Income from insurance proceeds [3]	-	(0.03)	-	-	-
Change in the net asset value of other investments [4]	-	0.01	-	0.03	-
Write down of other real estate owned [5]	-	0.02	0.01	-	-
Severance [6]	-	-	-	0.01	0.02
Acquisition expense [1]	0.01	0.01	0.02	0.03	0.09
Core diluted earnings per common share [2]	**$ 0.65**	**$ 0.47**	**$ 0.54**	**$ 0.58**	**$ 0.87**
Efficiency ratio	79.77%	74.99%	68.47%	69.34%	64.08%
Core efficiency ratio [2]	78.71%	73.55%	67.66%	66.13%	58.46%
Core return on average assets [2,5,8]	0.96%	0.69%	0.89%	0.93%	1.41%
Total average assets	$ 2,725,800	$ 2,740,388	$ 2,797,338	$ 2,836,916	$ 3,910,392

[1] All core results and core metrics for the quarter ended March 31, 2025 exclude $0.2 million of acquisition expense incurred during that quarter related to the Wichita Falls transaction. Those expenses were included in other operating expenses in the first quarter 2025 disclosures.

[2] Reversal of credit losses, net interest income after reversal of credit losses, core earnings before noninterest expense, core noninterest expense, core earnings before income tax expense, core earnings and core earnings available to common shareholders include a $3.3 million recovery of loans previously charged off due to a property insurance settlement related to a loan relationship that became impaired in the third quarter of 2021 as a result of Hurricane Ida and $0.2 million in related noninterest expense recorded during the quarter ended March 31, 2025. Excluding the $3.1 million favorable impact on pre-tax net income, core basic earnings per share, core diluted earnings per share, core efficiency ratio, and core return on average assets were $0.40, $0.40, 77.75%, and 0.59%, respectively, for the quarter ended March 31, 2025.

[3] Adjustment to noninterest income for insurance proceeds received for damages to a property recorded in other real estate owned, which is included in other operating income the accompany consolidated statements of income.

[4] Change in net asset value of other investments represents unrealized gains or losses on Investar's investments in Small Business Investment Companies and other investment funds included in other operating income in the accompanying consolidated statements of income.

[5] Reflects an adjustment to noninterest expense for provision for estimated losses on other real estate owned when fair value is determined to be less than carrying values, which is included in other operating expenses in the accompanying consolidated statements of income.

[6] Severance is included in salaries and employee benefits in the accompanying consolidated statements of income.

[7] Core income tax expense is calculated using the effective tax rates of 19.4% 18.3%, 17.3%, 17.2% and 18.4% for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

[8] Core earnings used in calculation. No adjustments were made to average assets.

Non-GAAP Reconciliation (continued)

	For the three months ended					
	March 31, 2026			December 31, 2025		
(Dollars in thousands)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:						
Loans	$ 3,095,915	$ 47,954	6.28%	$ 2,150,980	$ 32,477	5.99%
Adjustments:						
Interest recoveries		7			1	
Accretion		2,848			6	
Adjusted loans	3,095,915	45,099	5.91	2,150,980	32,470	5.99
Securities:						
Taxable	428,523	3,372	3.19	412,959	3,204	3.08
Tax-exempt	56,639	741	5.31	54,667	718	5.21
Interest-bearing balances with banks	103,450	1,137	4.46	65,052	729	4.44
Adjusted interest-earning assets	3,684,527	50,349	5.54	2,683,658	37,121	5.49
Total interest-bearing liabilities	2,836,647	20,544	2.94	2,060,430	15,497	2.98
Net interest income/net interest margin		$ 32,660	3.59%		$ 21,631	3.20%
Adjusted net interest income/adjusted net interest margin		$ 29,805	3.28%		$ 21,624	3.20%